Statement of Additional Information Supplement American Century International Bond Funds
Supplement dated August 1, 2026 ■ Statement of Additional Information dated March 1, 2026

The following replaces the paragraph for Emerging Markets Debt Fund in the Investment Advisor section on page 39 of the SAI:

The unified management fee for each of the Investor Class, A Class, C Class and R Class is 0.89%. The unified management fee for the I Class is 0.79%. The unified management fee for the Y Class and R5 Class is 0.69%. The unified management fee for the R6 Class and G Class is 0.64%. The amount of the fee is calculated daily and paid monthly in arrears.

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